EX-5j

                                                                     JACKSON(R)
                                                 NATIONAL LIFE INSURANCE COMPANY

                                                  Home Office: Lansing, Michigan
                                                                 www.jackson.com

PERSPECTIVE(SM) L SERIES (09/09)
FIXED AND VARIABLE ANNUITY APPLICATION (VA210)

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CUSTOMER CARE:  800/873-5654
BANK OR FINANCIAL INSTITUTION CUSTOMER CARE: 800/777-7779
HOURS:  8:00 a.m. to 8:00 p.m. ET
FAX:  800/943-6761
E-MAIL:  contactus@jackson.com

FIRST CLASS MAIL:  P.O. Box 30314
                   Lansing, MI 48909-7814

OVERNIGHT MAIL:    1 Corporate Way
                   Lansing, MI 48951

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Broker/Dealer or External Account No. (if applicable)


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PLEASE PRINT - PRIMARY OWNER
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Social Security Number          or      Tax I.D. Number                         Sex:  Male __   Female __
                                                                       U.S. Citizen:  Yes __    No __
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First Name                              Middle Name                             Last Name


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Non-Natural  Owner/Entity Name (If Owner is a Trust, Trustee  Certification Form X5335 or trust documents are required with application.)

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Date of Birth (mm/dd/yyyy)              Telephone Number (including area code)  Email Address

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Physical Address Line 1 (No P.O. Boxes)  (It is required for Good Order that you provide a physical address.)
                                                                                Line 2

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City                                    STATE                                   ZIP

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Mailing Address Line 1 (Only include mailing address if different from physical address)  Line 2

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City                                    STATE                                   ZIP

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JOINT OWNER (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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First Name                              Middle Name                             Last Name

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Social Security Number                  Date of Birth(mm/dd/yyyy)               Sex:  Male __   Female __
                                                                       U.S. Citizen:  Yes __    No __
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Email Address                           Relationship to Owner                   Telephone Number (including area code)
                                        __Spouse
                                        __Other ___________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2

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City                                    STATE                                   ZIP

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VDA 210 09/09                                                        Page 1 of 8                                         V4673 09/09

PRIMARY ANNUITANT - Complete this section if different from owner.
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__ Same as Owner                        Sex:  Male __   Female __               U.S. Citizen:  Yes __   No __
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First Name                              Middle Name                             Last Name

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Social Security Number          Date of Birth (mm/dd/yyyy)      Telephone No. (including area code)     Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2
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City                                    STATE                                   ZIP

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JOINT/CONTINGENT ANNUITANT - Complete this section if different from Joint Owner.
Contingent Annuitant must be Annuitant's spouse.  Available only on a Qualified plan custodial account when electing a Joint GMWB.
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__ Joint Annuitant      OR      __ Contingent Annuitant         Sex:  Male __   Female __       U.S. Citizen:  Yes __   No __
__ Same as Joint Owner
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First Name                              Middle Name                             Last Name

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Social Security Number          Date of Birth (mm/dd/yyyy)      Telephone No. (including area code)     Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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Physical Address Line 1 (No P.O. Boxes)                                         Line 2
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City                                    STATE                                   ZIP

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BENEFICIARY(IES)  - It is  required  for  Good  Order  that the  Death  Benefit Percentage be whole numbers and must total 100% for each beneficiary type.
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__ Primary                                                                      _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security Number/Tax I.D. Number          Date of Birth (mm/dd/yyyy)                              Relationship to Owner
                                                                                                        __ Spouse
                                                                                                        __ Other ____________
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__ Primary       ___ Contingent                                                 _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security Number/Tax I.D. Number          Date of Birth (mm/dd/yyyy)                              Relationship to Owner


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__ Primary       ___ Contingent                                                 _____% Percentage of Death Benefit
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Individual Name (First, Middle, Last) or Non-Natural Entity Name

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Social Security Number/Tax I.D. Number          Date of Birth (mm/dd/yyyy)                              Relationship to Owner


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For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.

VDA 210 09/09                                                        Page 2 of 8                                         V4673 09/09
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PREMIUM PAYMENT - Make all checks payable to JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
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Select method of payment
___ Check $_________________________________             ___ Wire $_____________________________________
___ External Transfer $_____________________             ___ Internal Transfer $________________________
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ANNUITY TYPE - Jackson(R) will issue the Annuity Type per the bold headings.
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IRA:                                                    Qualified Plan:                                 TSA Plan:
__ IRA - Traditional*                                   __ 401(k) Qualified Savings Plan                __ 403(b) TSA
__ Stretch IRA                                          __ Cash Balance-Defined Benefit                 SEP/IRA (408k):
Roth IRA:                                               __ Cash Balance-Defined Contribution            __ SARSEP
__ Roth Conversion                                      __ Governmental Deferred                        __ SEP
__ Roth IRA*                                               Compensation Plan                            ORP:
*Tax Contribution Years and Amounts:                    __ HR-10 (Keogh) Plan                           __ ORP
Year:______   $______                                   __ Money Purchase                               __ Texas ORP
Year:______   $______                                   __ Non-Profit Deferred                          Charitable REmainder Trust:
Non-Qualified Plan:                                        Compensation Plan                            __ Charitable Remainder
__ Deferred Compensation                                __ Profit Sharing Plan                             Annuity Trust
__ Non-Tax Qualified                                    __ Roth 401k                                    __ Charitable Remainder
                                                        __ Target Benefit Plan                             Unitrust
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STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS - It is required for Good Order that this entire section be completed.
COMPLETE X0512 "REPLACEMENT OF LIFE INSURANCE OR ANNUITIES" WHERE REQUIRED (must be dated on or before the Application Sign Date to be in Good Order).
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I (We) certify that: (please select one)
__ I (We) do not have any existing life insurance policies or annuity contracts.
__ I (We) do have existing life insurance policies or annuity contracts.
   NOTICE TO PRODUCER/REPRESENTATIVE:  IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST
   PRESENT AND READ TO THE APPLICANT THE REPLACEMENT OF LIFE INSURANCE OR ANNUITIES FORM (X0512 - STATE VARIATIONS MAY APPLY) AND
   RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER/REPRESENTATIVE AND APPLICANT, WITH THE APPLICATION.

ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?  __ YES  __ NO (IF YES, COMPLETE THE FOLLOWING
                                                                                        COMPANY INFORMATION.)
Company Name                                    Contract Number                                         Anticipated amount
_____________________________                   _____________________________________                   $___________________________

_____________________________                   _____________________________________                   $___________________________

_____________________________                   _____________________________________                   $___________________________
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TRANSFER INFORMATION - For transfers, it is required for Good Order that this entire section be completed.
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Non-Qualified Plan Types:  __  IRC 1035 Exchange         __ Non-1035 Exchange
All Other Plan Types:      __  Direct Transfer           __ Direct Rollover             __ Non-Direct Rollover

Have you submitted a transfer request to the surrendering institution?  __ Yes __ No  By marking "Yes," Jackson will not request the funds.
Transfer                                                                        Anticipated date                Anticipated
Type                    Company releasing funds         Account number          of receipt                      transfer amount
__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________

__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________

__ Full                 _______________________         ______________          ___________________             $_________________
__ Partial              _______________________         ______________          ___________________             $_________________
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ANNUITIZATION/INCOME DATE
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Specify Income Date (mm/dd/yyyy)                        If an Income Date is not specified, the Company will default
________________________________                        to the Latest Income Date as shown in the Contract.
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VDA 210 09/09                                                        Page 3 of 8                                         V4673 09/09
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OPTIONAL DEATH BENEFITS - All optional death benefits may not be available in all states and once selected cannot be changed.  If no
Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit.  Please see the prospectus for details.
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Select only one of the following (Ages 0-79)
May not be selected in combination with LifeGuard Freedom 6 DB.
5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
__ With Highest Quarterly Anniversary Value Death Benefit
__ Without Highest Quarterly Anniversary Value Death Benefit

6% Roll-Up Death Benefit (5% if the Owner is age 70 or older on the date of issue)
__ With Highest Quarterly Anniversary Value Death Benefit
__ Without Highest Quarterly Anniversary Value Death Benefit

__ Highest Quarterly Anniversary Value Death Benefit
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OTHER OPTIONAL BENEFITS - All optional benefits may not be available in all states and once selected cannot be changed.  OPTIONAL
DEATH BENEFITS AND OTHER OPTIONAL BENEFITS:  ADDITIONAL CHARGES WILL APPLY.  PLEASE SEE THE PROSPECTUS FOR DETAILS.
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Age limitations apply based on the age of the Owner(s) or Covered Lives.
Earnings Protection Benefit
__ Earnings Max(R) (Ages 0-75)

Guaranteed Living Benefit Options                                               Contract Enhancement Options
(May Select only one GMAB or GMWB)                                              (May select only one) (Ages 0-87)
GMAB (Guaranteed Minimum Accumulation Benefit)                                  __ 2% of first-year premium
__ Jackson GMAB(SM)(1)(2)(Ages 0-80)                                            __ 3% of first-year premium
GMWB (Guaranteed Minimum Withdrawal Benefits)                                   __ 4% of first-year premium
__ SafeGuard Max (SM)(Ages 0-85) GMWB with 5-Year Step-Up                       __ 5% of first-year premium(8)
__ AutoGuard(R) 5 (Ages 0-80) 5% GMWB with Annual Step-Up
__ AutoGuard 6 (Ages 0-80) 6% GMWB with Annual Step-Up
GMWB For Life (For Life Guaranteed Minimum Withdrawal Benefits)
__ LifeGuard Freedom 6(SM)(Ages 45-80) For Life GMWB with Bonus & Annual Step-Up
__ LifeGuard Freedom 6 DB(SM)(3)(Ages 45-75) For Life GMWB with Bonus, Annual Step-Up & Death Benefit
__ LifeGuard Freedom 6 w/Joint Option (4)(5)(6)(Ages 45-80) Joint For LIfe GMWB with Bonus & Annual Step-Up
__ LifeGuard Select(SM)(2)(Ages 55-80) For Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up
__ LifeGuard Select w/Joint Option(2)(4)(5)(6)(Ages 55-80) Joint for Life GMWB with Bonus, GWB Adjustment, & Annual Step-Up

(1)  May not be selected in combination with a Contract Enhancement or with the Capital Protection Program.  Premium payments will not be accepted after 90 days from the Issue Date.  The required allocation percentage can be obtained from the Company.
(2)  The total number of allocations in the Premium Allocation section may not exceed 17.
(3)  May not be selected in combination with an Optional Death Benefit.
(4)  For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required.
     Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
(5)  For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation is required.  Please ensure the
     Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.
(6)  For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant.
(7)  If selected, premium payments will not be accepted after the first contract Year.

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SYSTEMATIC INVESTMENT (PERIODIC PREMIUM REALLOCATION PROGRAMS) - Only the Investment Division(s) selected in the Premium
Allocation section and the 1-Year Fixed Account (if selected) will participate in the rebalancing program.
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Automatic Rebalancing.  The 3, 5 and 7-Year Fixed Account               DCA+ ($15,000 contract minimum)
Options are not available for Automatic Rebalancing.                    _____% 6-month
                                                                        _____% 12-month
Frequency:                                                              If DCA+ is selected, you must attach the
__ Monthly  __  Quarterly  __  Semiannually  __  Annually               Systematic Investment Form (V2375)
Start Date (mm/dd/yyyy) ________________________________                DCA+ provides an automatic monthly transfer to
Note:  If no date is selected, the program will begin                   the selected Investment Division(s) so the entire
one month/quarter/half year/year (depending on the                      amount invested in this program, plus earnings, will
frequency you selected) from the date Jackson applies                   be transferred by the end of the DCA+ term
the first premium payment.  If no frequency is selected, the            selected.  If selected, the total number of elections in
frequency will be annual.  No transfers will be made on                 the Premium Allocation section may not exceed 17.
days 29, 30 or 31, unless set up on annual frequency.

VDA 210 09/09                                                        Page 4 of 8                                         V4673 09/09

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PREMIUM ALLOCATION - Tell us how you want your annuity premiums invested.  TOTAL ALLOCATION MUST EQUAL 100%.  Total number of allocation selections may not exceed 18.  All premium allocation options may not be available in all states.  Restrictions may apply at Jackson's discretion on a non-discriminatory basis.
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JNL(R)                                  JNL/M&G                                 JNL/PPM America
___% Institutional Alt 20               ___% Global Basics                      ___% High Yield Bond
___% Institutional Alt 35               ___% Global Leaders                     ___% Mid Cap Value
___% Institutional Alt 50                                                       ___% Small Cap Value
___% Institutional Alt 65               JNL/MELLON CAPITAL MANAGEMENT           ___% Value Equity
                                        ___% JNL 5
JNL/AIM                                 ___% Dow(SM) 10                         JNL/RED ROCKS
___% International Growth               ___% S&P(R) 10                          ___% Listed Private Equity
___% Large Cap Growth                   ___% Global 15
___% Global Real Estate                 ___% 25                                 JNL/SELECT
___% Small Cap Growth                   ___% Select Small-Cap                   ___% Balanced
                                        ___% JNL Optimized 5                    ___% Money Market
JNL/CAPITAL GUARDIAN                    ___% VIP                                ___% Value
___% Global Balanced                    ___% Dow Dividend
___% Global Diversified                 ___% European 30                        JNL/T. ROWE PRICE
     Research                           ___% Nasdaq(R) 25                       ___% Established Growth
___% International Small Cap            ___% NYSE(R) International 25           ___% Mid-Cap Growth
___% U.S. Growth Equity                 ___% Pacific Rim 30                     ___% Short-Term Bond
                                        ___% S&P 24                             ___% Value
JNL/CREDIT SUISSE                       ___% S&P SMid 60
___% Commodity Securities               ___% Value Line(R) 30                   JNL/S&P STRATEGIC
___% Long/Short                         ___% S&P 500(R) Index                   ___% S&P 4
                                        ___% S&P 400 MidCap Index               ___% Competitive Advantage
JNL/EAGLE                               ___% Small Cap Index                    ___% Dividend Income &
___% Core Equity                        ___% International Index                     Growth
___% SmallCap Equity                    ___% Bond Index                         ___% Intrinsic Value
                                        ___% Index 5                            ___% Total Yield
JNL/FRANKLIN TEMPLETON                  ___% 10 X 10
___% Founding Strategy                  ___% Communications Sector              JNL/S&P MANAGED
___% Global Growth                      ___% Consumer Brands Sector             ___% Conservative
___% Income                             ___% Financial Sector                   ___% Moderate
___% Mutual Shares                      ___% Healthcare Sector                  ___% Moderate Growth
___% Small Cap Value                    ___% Oil & Gas Sector                   ___% Growth
                                        ___% Technology Sector                  ___% Aggressive Growth
JNL/GOLDMAN SACHS                       ___% Global Alpha
___% Core Plus Bond                                                             JNL/S&P DISCIPLINED
___% Emerging Markets Debt              JNL/OPPENHEIMER                         ___% Moderate
___% Mid Cap Value                      ___% Global Growth                      ___% Moderate Growth
                                                                                ___% Growth
JNL/IVY                                 JNL/PAM
___% Asset Strategy                     ___% Asia ex-Japan                      FIXED ACCOUNT OPTIONS
                                        ___% China-India                        ___% 1-Year
JNL/JPMORGAN                                                                    ___% 3-Year
___% International Value                JNL/PIMCO                               ___% 5-Year
___% MidCap Growth                      ___% Real Return                        ___% 7-Year
___% U.S. Government &                  ___% Total Return Bond
     Quality Bond

JNL/LAZARD
___% Emerging Markets
___% Mid Cap Equity

VDA 210 09/09                                                        Page 5 of 8                                         V4673 09/09

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CAPITAL PROTECTION PROGRAM
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__ Yes  __ No  (If no selection is made, Jackson will default to "No.")
If you marked "Yes," which Fixed Account Option do you wish to select for the Capital Protection Program?
SELECT ONLY ONE
__ 1-Year  __  3-Year  __  5-Year  __  7-Year

Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium
Allocation section on page 5.

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TELEPHONE AND ELECTRONIC TRANSFERS AUTHORIZATION
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By checking "Yes," I (we) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Producer/Representative subject to Jackson's administrative procedures.  This authorization is not extended to Authorized Callers.

DO YOU AUTHORIZE THESE TYPES OF TRANSFERS?  __  Yes  __ No

Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine.  If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.  I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.  If no election is made, Jackson will default to "No" for residents of
Nebraska and North Dakota and to "Yes" for residents of all other states.

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ELECTRONIC DELIVERY AUTHORIZATION - Check the boxes next to the types of documents you wish to receive electronically.  If an email address is provided, but no document type is selected, the selection will default to "All Documents."
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I AGREE TO RECEIVE DOCUMENTS ELECTRONICALLY:

__ All documents
__ Quarterly statements                                 __ Prospectuses and prospectus supplements
__ Periodic and immediate confirmation statements       __ Proxy and other voting materials
__ Annual and Semi-Annual reports                       __ Other contract-related correspondence

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by email or by notice to you of a document's availability on a website.  Certain types of correspondence may continue to be delivered by the United
States Postal Service for compliance reasons.  Registration on Jackson's website (www.jackson.com) is required for electronic delivery of Contract-related correspondence.

I (We) do __ do not __ have ready access to computer hardware and software that meet the requirements listed below.  My email address is:  ___________________________________________.  I (We) will notify the company of any new email address.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:  To view and download material electronically, you must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM drive.  If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

Please see Page 7 for further information regarding Electronic Delivery.

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AUTHORIZED CALLERS - If you want to authorize an individual other than your Producer/Rep to receive Contract information via telephone, please list that individual's information here.
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First Name                                      Middle Name                                     Last Name

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Social Security/Tax I.D. Number                                                 Date of Birth (mm/dd/yyyy)

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First Name                                      Middle Name                                     Last Name

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Social Security/Tax I.D. Number                                                 Date of Birth (mm/dd/yyyy)

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VDA 210 09/09                                                        Page 6 of 8                                         V4673 09/09

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NOTICE TO APPLICANT
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ARKANSAS, COLORADO, KENTUCKY LOUISIANA,                                 policyholder or claimant for the purpose of defrauding,
MAINE, NEW MEXICO, OHIO, PENNSYLVANIA, AND                              or attempting to defraud, the policyholder or claimant
WEST VIRGINIA RESIDENTS, PLEASE NOTE:  Any person                       with regard to a settlement or award payable from
who knowingly, and with intent to defraud any                           insurance proceeds, shall be reported to the Colorado
insurance company or other person, files an application                 Division of Insurance within the Department of
for insurance or statement of claim containing any                      Regulatory Agencies.
materially false information or conceals for the purpose                DISTRICT OF COLUMBIA RESIDENTS, PLEASE NOTE:
of misleading, information concerning any fact material                 WARNING:  It is a crime to provide false or misleading
thereto, commits a fraudulent insurance act, which is a                 information to an insurer for the purpose of defrauding
crime and subjects such person to criminal and civil                    the insurer or any other person.  Penalties include
penalties.                                                              imprisonment and/or fines.  In addition, an insurer may
In COLORADO, any insurance company, or agent of an                      deny insurance benefits, if false information materially
insurance company, who knowingly provides false,                        related to a claim was provided by the applicant.
incomplete, or misleading facts or information to a

ELECTRONIC DELIVERY INFORMATION:  There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson.  Please make certain you have given Jackson a current email address.  Also let Jackson know if that email address changes.  We may need to notify you of a document's availability through email.  You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge.  Please contact the appropriate Jackson Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies.  Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form.  This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.

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CLIENT ACKNOWLEDGEMENTS
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(1)  I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
(2)  I (We) certify that the Social Security or TAxpayer Identification number(s) shown above is (are) correct.
(3)  I (WE) UNDERSTAND THAT THE CONTRACT I (WE) HAVE APPLIED FOR IS VARIABLE AND EMPLOYS THE USE OF A SEPARATE ACCOUNT.  I (WE) ALSO
     UNDERSTAND THAT THE ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT
     EXPERIENCE OF A INVESTMENT DIVISION IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE
     DOLLAR AMOUNTS ARE NOT GUARANTEED BY JACKSON OR ANY OTHER INSURANCE COMPANY, THE UNITED STATES GOVERNMENT OR ANY STATE
     GOVERNMENT, THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY.  I (WE) UNDERSTAND THAT, EXCEPT FOR FUNDS
     ALLOCATED TO THE CONTRACT'S FIXED ACCOUNT OPTION, I (WE) WILL BEAR ALL RISK UNDER THE CONTRACT.
(4)  I (We) have been given a current prospectus for this variable annuity and for each available Investment Division.
(5)  The Contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.
(6)  I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code.  I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value.
(7)  I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR
     TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.
(8)  I (We) certify that the age of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or
     Contingent Annuitant, if applicable, stated in this application are true and correctly recorded for purposes of electing an
     Optional Death Benefit or Other Optional Benefits.

Owner's Signature                                                       Date Signed (mm/dd/yyyy)                State where signed

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Owner's Title (required if owned by an Entity)

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Joint Owner Signature                                                   Date Signed (mm/dd/yyyy)                State where signed

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Annuitant's Signature (if other than Owner)                             Date Signed (mm/dd/yyyy)                State where signed

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Joint Annuitant's Signature (if other than Joint Owner)                 Date Signed (mm/dd/yyyy)                State where signed

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VDA 210 09/09                                                        Page 7 of 8                                         V4673 09/09

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PRODUCER/REPRESENTATIVE ACKNOWLEDGMENTS - Complete this certification regarding sales material section only if:  Your client has other existing policies or annuity contracts AND Will be either terminating any of those existing policies or using the funds from existing policies to fund this new Contract.
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I certify that:
___  I did not use sales material(s) during the presentation of this Jackson product to the applicant.
___  I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant.  In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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By signing this form, I certify that:
1.  I am authorized and qualified to discuss the Contract herein applied for.
2.  I have fully explained the Contract to the client, including Contract restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3.  The Producer/Representative's Certification Regarding Sales Material has been answered correctly.
4.  I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790) and ensure that this replacement
    (if applicable) is consistent with that position.
5.  The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.
6.  The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
7.  I have complied with requirements for disclosures and/or replacements as necessary.

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PROGRAM OPTIONS NOTE:  CONTACT YOUR HOME OFFICE FOR PROGRAM INFORMATION.  IF NO OPTION IS INDICATED, THE DESIGNATED DEFAULT WILL BE
USED.

Jackson Prod./Rep. No.          Producer/Representative Signature                               Date Signed (mm/dd/yyyy)

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First Name                                        Middle Name                                   Last Name

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Broker/Dealer Name                                                                              Program Options
                                                                                                __ A  __ B  __ C  __ D
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Address (number and street)                     City                            State           Zip Code

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Email Address                                           Business Telephone No. (including area code)            Percentage
                                                                                                                                  %
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If more than one Producer/Representative is participating in a Program Option on this case, please provide all Producer/
Representative names, Jackson Producer/Representative numbers and percentages for each (totaling 100%).  IT IS REQUIRED FOR GOOD
ORDER THAT ALL PRODUCER/REP NUMBERS BE SUPPLIED.

Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                        %
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Producer/Representative Name                                    Jackson Producer/Representative No.            Percentage
                                                                                                                        %
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        NOT FDIC/NCUA INSURED * NOT BANK/CU GUARANTEED * MAY LOSE VALUE
               NOT A DEPOSIT * NOT INSURED BY ANY FEDERAL AGENCY
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VDA 210 09/09                                                        Page 8 of 8                                         V4673 09/09

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